SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15 (d) of
The Securities and Exchange Act of 1934
DATE OF REPORT:
March 17, 2009
(Date of Earliest Event Reported)
MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

1-9047	04-2870273
(Commission File Number)	(I.R.S. Employer Identification No.)
INDEPENDENT BANK CORP.
288 UNION ST., ROCKLAND, MA
(Address of Principal Executive Offices)
02370
(Zip Code)
NOT APPLICABLE
(Former Address of Principal Executive Offices)
(Zip Code)
781-878-6100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT
          On March 17, 2009 the Audit Committee of the Board of Directors of Independent Bank Corp. (the “Company”) determined not to reappoint KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2009 or any quarterly periods therein. KPMG was notified of this action on March 17, 2009. On March 20, 2009, the Audit Committee of the Board of Directors engaged Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2009. The Audit Committee of the Board of Directors of the Company had previously unanimously voted to take these actions and recommend them to the Board of Directors, and the Board of Directors unanimously ratified them on March 19, 2009.
     KPMG’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2008 and 2007 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of KPMG on the effectiveness of internal control over financial reporting as of December 31, 2008 and 2007 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.
     During the fiscal years ended December 31, 2008 and 2007, and in the subsequent interim period through March 17, 2009, there were (i) no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make references to the subject matter of the disagreement in their reports on the financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(l)(v) of Regulation S-K.
     The Company provided KPMG with a copy of the disclosure it is making in this Current Report on Form 8-K (the “Report”) prior to the time the Report was filed with the Securities and Exchange Commission (the “SEC”). The Company requested that KPMG furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of KPMG’s letter dated March 20, 2009 is attached as Exhibit 16.1.
     In deciding to recommend the engagement of E&Y to the Board of Directors, the Audit Committee reviewed auditor independence and existing commercial relationships with E&Y, and concluded that E&Y had no commercial relationships with the Company that would impair its independence. During the fiscal years ended December 31, 2008 and 2007, and in the subsequent interim period through March 17, 2009, neither the Company nor anyone acting on its behalf has consulted with E&Y on any matters or events set forth in Item 304(a)(2) of Regulation S-K.
Item 9.01 Financial Statements and Exhibits
     (a) Not applicable.
     (b) Not applicable.
     (c) Not applicable.
     (d) Exhibit.

Exhibit No.	Description
16.1	KPMG Letter dated March 20, 2009

SIGNATURE
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

INDEPENDENT BANK CORP.
DATE: March 20, 2009	By:	/s/ Edward Seksay
Edward Seksay
General Counsel